                                                                   EXHIBIT 24.2

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                  D. L. BLANKENSHIP
                                       ---------------------------------------
                                                  D. L. Blankenship

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                 C. A. CAMPBELL, JR.
                                       ---------------------------------------
                                                 C. A. Campbell, Jr.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                     H. K. COBLE
                                       ---------------------------------------
                                                     H. K. Coble

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                     P. J. FLUOR
                                       ---------------------------------------
                                                     P. J. Fluor

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                    D. P. GARDNER
                                       ---------------------------------------
                                                    D. P. Gardner

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                       W. R. GRANT
                                          _____________________________________
                                                       W. R. Grant

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                       B. R. INMAN
                                          _____________________________________
                                                       B. R. Inman

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                      R. V. LINDSAY
                                          _____________________________________
                                                      R. V. Lindsay

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                     V. S. MARTINEZ
                                          _____________________________________
                                                     V. S. Martinez

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                        B. MICKEL
                                          _____________________________________
                                                        B. Mickel

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint L. N. FISHER, R. M. BUKATY, and R. R. DRYDEN and each of them, with full power to act without the other, as her true and lawful attorneys-in-fact and agents, for her and in her name, place and stead, in any and all capacities, to sign the annual report on Form 10-K for the fiscal year ended October 31, 1996, and any and all amendments thereto, to be filed by Fluor with the Securities and Exchange Commission and to file such annual report and any amendments, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and each of them shall do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned have hereunto subscribed their signatures as of the 14th day of January, 1997.

                                                       M. R. SEGER
                                          _____________________________________
                                                       M. R. Seger